Exhibit 99.1

Investor Presentation September 2023

2 • This presentation (“Presentation”) is for informational purposes only to assist interested parties in making an evaluation with respect to a proposed business combination and related transactions (collectively, the “Business Combination”) between SEP Acquisition Corp . (“SEPA”) and SANUWAVE Health, Inc . (the “Company” or “SANUWAVE”) . • This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities of SEPA, SANUWAVE, or any of their respective affiliates . You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . • Projections • The financial projections presented in this Presentation represent management’s current estimates of future performance based on various assumptions, which may or may not prove to be correct . The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedure with respect to the projections, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto . These projection should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying these projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks that could cause actual results to differ materially from those contained in these projections . Accordingly, there can be no assurance that the projections will be realized . • Use of Data • The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein is not an indication as to future performance . SEPA and the Company assume no obligation to update the information in this presentation . • Trademarks • SEPA and the Company own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with SEPA or the Company, or an endorsement or sponsorship by or of SEPA or the Company . • Forward - Looking Statements • This Presentation may contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . SANUWAVE’s and SEPA’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements may include, without limitation, the satisfaction of the closing conditions to the Business Combination, the timing of the closing of the Business Combination and expected results for the combined Company . These forward - looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results . Most of these factors are outside the control of SANUWAVE and are difficult to predict . Factors that may cause such differences include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement ; (2) the inability to consummate the Business Combination, including due to any failure to obtain approval of the stockholders of SANUWAVE or SEPA or other conditions to closing in the merger agreement, such as the requirements that (i) SANUWAVE obtain the approval of the holders of 80 % of its outstanding convertible promissory notes and warrants to convert such securities into shares of SANUWAVE’s common stock immediately prior to the closing and (ii) SEPA shall have at least $ 12 . 0 million at closing resulting from proceeds of (a) SEPA’s Class A common stock that has not been redeemed and (b) a private placement ; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Business Combination ; (4) the inability to obtain or maintain the listing of SEPA’s securities on Nasdaq following the Business Combination ; (5) costs related to the Business Combination ; (6) changes in applicable laws or regulations ; (7) the possibility that SANUWAVE or SEPA may be adversely affected by other economic, business, and/or competitive factors ; and (8) other risks and uncertainties to be identified in the registration statement/proxy statement (when available) relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (the “SEC”) made by SANUWAVE and SEPA . SANUWAVE and SEPA caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made . Neither SANUWAVE nor SEPA undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law . • Readers are referred to the most recent reports filed with the SEC by SANUWAVE . Readers are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made, and SANUWAVE undertakes no obligation to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise . • Important Information About the Transactions and Where to Find It • SANUWAVE and SEPA will file relevant materials with the SEC, including a Form S - 4 registration statement to be filed by SEPA, which will include a prospectus with respect to SEPA’s securities to be issued in connection with the proposed Business Combination and a proxy statement with respect to SEPA’s stockholder meeting at which SEPA’s stockholders will be asked to vote on the proposed Business Combination and related matters . In addition, SANUWAVE will file a proxy statement with respect to SANUWAVE’s stockholder meeting at which SANUWAVE’s stockholders will be asked to vote on the proposed Business Combination and related matters . SANUWAVE’S stockholders and other interested persons are advised to read, when available, the Form S - 4 and the amendments thereto, the proxy statement and other information filed with the SEC in connection with the Business Combination, as these materials will contain important information about SANUWAVE, SEPA and the Business Combination . When available, the proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of SANUWAVE as of a record date to be established for voting on the proposed Business Combination and related matters . The preliminary Form S - 4 registration statement and preliminary proxy statements, the final Form S - 4 registration statement and definitive proxy statements and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by SANUWAVE with the SEC, may be obtained free of charge at the SEC’s website (www . sec . gov) . SANUWAVE’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to SANUWAVE at 11495 Valley View Road, Eden Prairie, Minnesota 55344 . Legal Disclaimer

3 1 Rapidly growing commercial stage medical device company in the $ 45 billion US wound care space. FDA approved. Schedule 1 reimbursement. 4 Attractive financial profile: high gross margin business (74%) with 59% of revenues from consumables stream in June Q 2023. Company anticipates adjusted EBITDA profitability in Q4 2023 as major manufacturing ramp kicks in. Expected growth acceleration and profitability in 2024 - 5. Wound care is undergoing a major transition to evidence based medicine . Re - imbursement being restructured around efficacy and cost - effectiveness. Need to align the interests of patients, physicians, and payors . This favors SANUWAVE directed energy products. 2 Backed by strong, broad IP portfolio (over 165 patents). Foundational patents in the space as well as use patents with applications both in and outside wound care. 3 Investment Highlights

4 UltraMIST Therapy System ® Durable device, consumable applicator: one per procedure. Indications for use FDA Approved ▪ Diabetic Foot Ulcers ▪ Pressure Ulcers ▪ Venous Leg Ulcers ▪ Deep Tissue Pressure Injuries ▪ Surgical Wounds ▪ A low - frequency, non - contact ultrasound energy delivered through a fluid mist ▪ Device never touches the wound surface making it pain - free ▪ Promotes wound healing below the surface by modulating cell membranes to drive increased blood flow and capillary formation ▪ Enhances macrophage mediated VEGF and PDGF release to enhance removal of damaged tissue by neutrophils ▪ Reduces pro - inflammatory cytokines ▪ Kills bacteria by lysing cell walls ▪ 3 to 20 minute treatment time with simple, self - contained system ▪ Highly portable: weighs only 7 pounds

5

Market Opportunity

Growth Drivers

- Centers for Medicare and Medicaid Services (CMS) and commercial providers increasingly classifying regenerative technology products as medically necessary
- **Aging** population
- Increase in obesity, diabetes, cancers and autoimmune disorders
- Trend to move "care to the edge" and away from hospital settings

~$18 Billion
Venous Leg Ulcers (VLUs)[2]
Annual treatment costs
Inpatient only, all payors


Targeting a
~$45 Billion Market
in the US
Estimated Annual Wound Care Costs in the United States

~$12 Billion
Pressure Ulcers (PUs)[3]
Annual treatment costs
Inpatient only, all payers

~$15 Billion
Diabetic Foot Ulcers (DFUs)[1]
Annual treatment costs
All care settings, all payers

Treatment Opportunity in the U.S.

2,200	10,000	15,000	28,900
Wound care centers	Physician offices	Skilled nursing facilities	Assisted living facilities

1) Rice et al. Diabetes care 2014;37.
2) 651-658. 2Rice et. al J Med Econ 2014;17 (5): 347-356.
3) National Pressure Ulcer Advisory Panel (NPUAP).

6 Transition to Evidence Based Medicine The Wound Care Market is Transitioning to Evidence Based Medicine 1. “Noncontact low - frequency ultrasound therapy in the treatment of chronic wounds: A meta - analysis,” 2011 Driver et al Improved Outcomes Clinical Evidence Improved Reimbursement Increased Usage ▪ Concerns about the efficacy of several common treatment practices such as skin substitutes, grafts, and hyperbaric have led to payor reassessment of reimbursement In meta study (Driver et al) non - contact low frequency ultrasound showed 72% greater healing rate at 12 weeks than standard of care 1 ▪ Reducing or terminating reimbursement for numerous modalities ▪ Increased reimbursement for energy - based treatments ▪ UltraMIST is the only energy product that currently qualifies for a schedule one code ▪ To change a category, a product must align the needs of patients, physicians, and payors.

7 Recurrence: ~50% of Diabetic Foot Ulcers recur with standard of care. Revascularization resulting from energy treatment may represent a cure, not just symptom relief. Cost to treat: $8,000 $129,000 Payor Economics Driven by Patient Benefit Cost to close wound in hospital: Energy : $4,500 1 VS Skin Substitutes : $ 14.3k 1 Heal time : 16 weeks drops to 8.2 weeks Stage 2: partial dermal thickness Stage 3: full dermal thickness Stage 4: visible bone, muscle, tendon Unstageable: full thickness obscured with slough and/or eschar SDTI: severe sub dermal wound without surface opening 0% 10% 20% 30% 40% 50% 60% 70% Resolved Spontaneously Stage 2 Stage 3 Stage 4 Unstageable SDTI UltraMist Standard of Care 2% 62% 1% 2% 40% 5% 30% 21% 5% 6% 9% 18% UltraMIST patients : 80% resolve at Stage 2 or less vs 22% Std of Care <$8k to Treat Std of care patients : 70% progress to Unstageable or SDTI vs 14% for UltraMIST >$129k to Treat Wound/Ulcer Progression from Deep Tissue Injury in ICU UltraMIST vs Standard of Care Percentage of treatment group reaching stage before wound resolution

8 Physician Economics UltraMIST Schedule 1: Reimbursed under CPT code 97610: “low frequency, non - contact, non - thermal ultrasound, including topical application(s), when performed, wound assessment, and instruction(s) for ongoing care, per day” Extremely limited code as nearly all ultrasound devices are contact Reimbursement = $420 - 500/procedure in physician office ▪ 100% Medicare reimbursement, significant private Consumable costs = ~$100/procedure (list price) Can be used by Nurse Practitioner 3 to 20 minute treatment time ~85 procedures to pay for device

9 Unit Economics UltraMIST Unit Price $30,000 Applicators Single Use Price $100 TOTAL ESTIMATED GROSS MARGIN: % * Pricing reflects manufacturer's suggested retail price (MSRP)

10 Manufacturing Capacity SANUWAVE has been production and supply chain constrained. ▪ UltraMIST: supply chain issues resolving, capacity ramp beginning. ▪ Move to Dual Source. Simplify and streamline supply chain and production process. ▪ Expand consumables production capacity from 6,300 applicators/ wk to 24,000 applicators/ wk over next 12 - 18 months 217 334 650 1,025 2022A 2023E 2024E 2025E SYSTEMS MANUFACTURED (and future targets)

11 Consumables attach rate and consumable pricing drives the model: More units in field X Higher use rates X Higher consumable pricing = Rapid growth in recurring revenue ACTIVE ULTRAMIST SYSTEMS IN USE ( FUTURE TARGETS, END OF PERIOD) Q2 2023A CY 2023E CY 2024E CY 2025E 526 772 1,422 2,447 $ 650.0 $ 700.0 $ 750.0 $ 800.0 $ 850.0 $ 900.0 $ 950.0 $ 1,000.0 $ 1,100.0 $ 1,150.0 $ 1,200.0 0.55 $ 357.5 $ 385.0 $ 412.5 $ 440.0 $ 467.5 $ 495.0 $ 522.5 $ 550.0 $ 605.0 $ 632.5 $ 660.0 0.60 $ 390.0 $ 420.0 $ 450.0 $ 480.0 $ 510.0 $ 540.0 $ 570.0 $ 600.0 $ 660.0 $ 690.0 $ 720.0 0.65 $ 422.5 $ 455.0 $ 487.5 $ 520.0 $ 552.5 $ 585.0 $ 617.5 $ 650.0 $ 715.0 $ 747.5 $ 780.0 0.75 $ 487.5 $ 525.0 $ 562.5 $ 600.0 $ 637.5 $ 675.0 $ 712.5 $ 750.0 $ 825.0 $ 862.5 $ 900.0 0.85 $ 552.5 $ 595.0 $ 637.5 $ 680.0 $ 722.5 $ 765.0 $ 807.5 $ 850.0 $ 935.0 $ 977.5 $ 1,020.0 0.95 $ 617.5 $ 665.0 $ 712.5 $ 760.0 $ 807.5 $ 855.0 $ 902.5 $ 950.0 $ 1,045.0 $ 1,092.5 $ 1,140.0 1.00 $ 650.0 $ 700.0 $ 750.0 $ 800.0 $ 850.0 $ 900.0 $ 950.0 $ 1,000.0 $ 1,100.0 $ 1,150.0 $ 1,200.0 1.10 $ 715.0 $ 770.0 $ 825.0 $ 880.0 $ 935.0 $ 990.0 $ 1,045.0 $ 1,100.0 $ 1,210.0 $ 1,265.0 $ 1,320.0 1.20 $ 780.0 $ 840.0 $ 900.0 $ 960.0 $ 1,020.0 $ 1,080.0 $ 1,140.0 $ 1,200.0 $ 1,320.0 $ 1,380.0 $ 1,440.0 1.30 $ 845.0 $ 910.0 $ 975.0 $ 1,040.0 $ 1,105.0 $ 1,170.0 $ 1,235.0 $ 1,300.0 $ 1,430.0 $ 1,495.0 $ 1,560.0 1.40 $ 910.0 $ 980.0 $ 1,050.0 $ 1,120.0 $ 1,190.0 $ 1,260.0 $ 1,330.0 $ 1,400.0 $ 1,540.0 $ 1,610.0 $ 1,680.0 1.50 $ 975.0 $ 1,050.0 $ 1,125.0 $ 1,200.0 $ 1,275.0 $ 1,350.0 $ 1,425.0 $ 1,500.0 $ 1,650.0 $ 1,725.0 $ 1,800.0 Attach Rate APP Cases/ System/week Per case (12 Applicators) Price Revenue per System Week

12 Wound care is undergoing a payor led shift to evidence based medicine and reimbursement . This has aligned incentives for Patients, Payors, and Providers. SANUWAVE is in a prime position to benefit: ▪ Approved products protected by broad IP ▪ Strong existing reimbursement with room to improve ▪ Experienced, focused sales force ▪ Ability to meet demand with expanded manufacturing Summary Rapid growth poised to accelerate and bring company to profitability.

13 1. Simplify capital structure and provide Nasdaq listing 2. Fund company for profitability and commercial success 3. Add new partners with relevant experience and relationships Why a SPAC

14

SPAC leadership

SWEAT EQUITY PARTNERS, LP

SEP Acquisition Corp (ticker: SEPA)

SEP ACQUISITION CORP



President / CEO

- Family office led by Andrew White
- 3-exit entrepreneur
  - Allied Warranty (29x MOIC)
  - Lone Star Repair (34x MOIC)
  - Path Enviro (4x MOIC)
- Current investments in
  - Glacier Oil (Alaska O&G)
  - Geovox Security (border security tech)
  - HomeTool, Spruce (residential service)
  - Mercury Fund V Venture Partner (GovTech)
- Ran for Governor of Texas (run-off 2018)



- Blair Garrou, Chairman,
  - Founder Mercury Fund (18 yrs)
  - Top decile last 2 funds



- Chantell Preston, Advisor, Investor
  - Co-founder hospital, surgery mgmnt group
  - 3-exit entrepreneur
  - Will be joining Sanuwave Board of Directors



- Dan Watkins, Advisor
  - CEO Pelagos Pharma, 18 yrs med/bio-tech
  - Avenue, Vertos, Swift Bio (acq by Danaher), Prolacta, Courier



- Kirk Ball, Advisor
  - Former CIO, Christ Hospital Health Network

Scaling Strong Tech-enabled Businesses

Allied Home Warranty | path | Lone Star Repair | TeleVet | cart.com | wizehire | Vertos Medical | RepeatMD | KODE

15 Transaction Summary Overview Transaction Highlights Deal Structure • SNWV’s existing shareholders will roll 100% of existing equity ($77.9M) • SEPA will cancel its 8M private warrants for 400K Class A shares • Public warrant holder vote to exchange 9M public warrants for 450K Class A shares Valuation • Transaction Valuation of SNWV + SEPA pre - money is $125M TEV • Pro forma Equity Value is assumed at $112M Financing • $12M Cash from Non - redeemed Trust Account + PIPE financing • Approximately $8.5M of Capital Committed as of 8/23/23 Pro Forma Ownership Cash Sources & Uses (est) Pro Forma Ownership Pro Forma Post - Money Valuation 1 2 3 PF Shares Outstanding (M) 11.19 Share Price ($) $10.00 PF Equity Value ($M) $111.90 (+) Debt ($M) $24.57 ( - ) Cash ($M) ($9.00) PF Enterprise Value ($M) $127.50 Shares (M) % Own SNWV Rollover Equity 7.793 69.62% Non - redeemed Trust/PIPE 1.200 10.72% Sponsor PIPE Financing 0.100 0.89% Sponsor Shares 1.250 11.17% Private Warrants 0.400 3.57% Public Warrants 0.450 4.00% Sources ($M) Non - redeemed Trust/PIPE $12.0 Sponsor Loan Conv (PIPE) 1.0 SNWV Cash (Est) 1.9 Total $14.9 Uses ($M) SNWV Note Payoff $3.4 Cash to Balance Sheet 9.0 Transaction Expenses 2.5 Total $14.9 4 5 6 1 3 4 6 2 5

16 Management Team Morgan C. Frank CEO/Chairman Morgan C. Frank joined SANUWAVE as chairman of the board of directors in August of 2022 and became CEO in May 2023. Mr. Frank has been a principal at the life sciences focused investment fund Manchester Management since 2003 and a director of Manchester Explorer Cayman Ltd since 2013. Prior to that, he was a founder and managing director at First Principles Group, a boutique consultancy and principal investor specializing in corporate restructuring, restarts, intellectual property assessment and salvage, and spin - outs. Prior, Mr. Frank spent approximately five years as an analyst and portfolio manager at Hollis Capital, a San Francisco - based hedge fund. He currently sits on the board of directors of Modular Medical (MODD), a development - stage insulin delivery company. Mr. Frank holds BA’s in Economics and in Political Science from Brown University. Toni Rinow , Ph.D. MBA Chief Financial Officer Dr. Toni Rinow joined SANUWAVE ® as Chief Financial Officer in August, 2022. Prior to joining SANUWAVE Toni served in a Nasdaq traded wellness company raising over $130 million in capital expansion financing and executed acquisitions securing a Morgan Stanley capital - backed portfolio. Toni led healthcare organizations as General Manager at global nuclear medicine leader Jubilant Draximage Inc and as Chief Operating Officer at Isologic Innovative Radiopharmaceuticals Dr. Rinow holds an MBA and a Master’s in Accounting from McGill University, as well as a chemical engineer degree from ERASMUS European Higher Institute of Chemistry in Strasbourg, France, and a Ph.D. in Biophysics and Chemistry from the University of Montreal. She is trained in artificial intelligence at MIT Massachusetts Institute of Technology. Dr. Rinow believes in giving back to the community and sat on the Boards of Directors of several non - for - profit organizations. Andrew Walko President Andrew Walko joined SANUWAVE as President in July of 2023 and brings over 17 years of progressive leadership experience in the medical device industry and the US Army. Andrew held key leadership roles at Biomerics Advanced Catheter, Minnetronix Medical and Greatbatch/Integer where he focused on operations, new product scale - up and launch, and cost improvement initiatives before joining SANUWAVE. In addition to his medical device experience, Andrew served in the US Army and graduated from the US Army Ranger School. He has deployed to Iraq, Afghanistan, and Haiti. He is also actively engaged with the Leukemia and Lymphoma Society and has served as the Executive Challenge Chair and the Corporate Walk Chair for the Light the Night event in the Twin Cities. Andrew has a Bachelor’s Degree in Business Management from West Virginia University and an MBA from the University of Minnesota. Tim Hendricks Executive Vice President of Sales – U.S. Wound Tim Hendricks joined Sanuwave in February of 2023 as the Executive V.P. of Sales for the U.S. Wound business. Across his 20 years of industry experience, Hendricks has taken on progressive roles in sales leadership, training & development, and professional education with responsibilities both internationally and in the U.S. Tim has led sales and sales leadership teams in medical devices, biologics, specialty pharmaceuticals, and durable medical equipment. His passion for collaboration and growth has allowed him to thrive at start - ups and Fortune 500 companies such as Boston Scientific (formerly Advanced Bionics), Smith & Nephew (formerly Osiris Therapeutics), and most recently Byram Healthcare as the Vice President of Sales. Having spent a decade working in the chronic wound market, Hendricks will continue the build - out of Sanuwave’s team and growth strategy. He earned a Bachelor of the Arts in Advertising from Southern Methodist University. Kevin A. Richardson, II Chief Strategic Officer Kevin A. Richardson, II, joined SANUWAVE as chairman of the board of directors in August of 2005. The previous year, he founded Prides Capital LLC and Prides Capital Partners LLC, where he is managing director. From 1999 to 2003, Richardson was a partner at Blum Capital Partners, a $2.5 billion investment firm, where he was the lead public partner on 18 investments. Prior to Blum Capital, he worked with Tudor Investment Corporation and Fidelity Management and Research, where he managed funds in aerospace and defense and performed research in a variety of technical, financial, healthcare, and IT industries. Previously, he served on the boards of Healthtronics and QC Holdings. Richardson received an undergraduate degree from Babson College and an MBA from Kenan - Flagler Business School at the University of North Carolina Nanci Gilmore Vice President, Commercial Operations Nanci Gilmore joined SANUWAVE in February 2023 as the Vice President of Commercial Operations. Gilmore has over 25 years of progressive experience in the medical device industry, specifically focusing on start - up, rapid - growth enterprises. Gilmore’s passion and commitment to bringing innovative technologies to clinicians, with a patient - centric mindset, results in high - yield, consumer program development and implementation. Gilmore’s diverse experience spans multiple medical specialties, representing organizations including Entellus Medical, SenoRx , Echosens , and most recently, THINK Surgical. Gilmore earned her bachelor’s degree from Clark University and her master’s degree from the University of North Carolina at Chapel Hill

Appendix

18

Advanced Wound Care Continuum

ACUTE WOUND CARE		CHRONIC / ADVANCED WOUND CARE		
Wound Discovery	**Primary Care Physician**	**Specialist Referral**	**Specialist Treatment**	**Wound Closure**
Weeks 1-2	Weeks 2-4	Weeks 3-5	Weeks 4-6	Weeks 5-12+
Home Treatment	**Standard of Care**	**Initial Visit & Treatment**	**Continue Treatment**	**Treatment & Closure**
Self-cleaning and wound dressing	Clinical exam, cleaning, debridement, wound dressing, offload pressure	Diagnostics, debridement, advanced therapy	Physician assessment, advanced therapy	Cleaning, advanced therapy, wound closure
OTC & Prescription cleaners, gels, films, foams, antibiotics	Debridement; Prescription gels, films, foams, antibiotics	Hyperbaric	Hyperbaric; Negative Pressure	Hyperbaric
Wound dressings	Wound dressings; Walking boot	Negative Pressure	Extracellular Matrix	Negative Pressure
Compression				

SANUWAVE

SANUWAVE's ENERGY FIRST products added to standard of care.

19 165+ patents including broad foundational patents in technology for forming penetrating shockwaves and in medical use cases. Cover reflector/electrode commination and structure and application to wounds, lungs, bacterial cleansing, and other applications including software, personalized treatment algorithms, and direct consumables links to billing. Intellectual Property

20 dermaPACE System Great potential for market expansion as data drives wider reimbursement ▪ Non - invasive acoustic wave device utilizing proprietary form of high - energy, focused shockwave technology for the repair and regeneration of skin, musculoskeletal tissue and vascular structures ▪ Promotes wound healing by increasing capillary perfusion and arteriogenesis . ▪ Encourages transmission of white cells to wound bed tissue improving healing and reducing inflammation. ▪ Causes growth factor upregulation. ▪ Kills bacteria by lysing cell walls. ▪ 5 to 7 minute treatment time Indications for use FDA Approved ▪ Diabetic Foot Ulcers International ▪ Diabetic Foot Ulcers ▪ Post - Operative Wound Healing Defects ▪ Post - Traumatic Wounds ▪ Deep - Partial Thickness Burns ▪ Decubitus Ulcers ▪ Arterial Leg Ulcers ▪ Venous Leg Ulcers

21 Schedule 3: Reimbursed under CPT code 0512T “extracorporeal shockwave for integumentary wound healing, high energy, including topical application and dressing; initial wound.” One of 2 devices that currently qualifies for this code * Reimbursement = $420 in physician office ▪ ~80% Medicare reimbursement, very little private Consumable costs = ~$50/procedure Can be used by Nurse Practitioner 5 to 7 minute treatment time ~128 procedures to pay for device dermaPACE Unit Price $47,500 Applicators Per Patient Price $37.50 Wound Kit (Sleeves & Gel) Single Use kits Price $10.40 dermaPACE Economics